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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Restrac, Inc.'s previously filed Registration Statement on Form S-8, File No. 333-10609.

                                            ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 16, 1997